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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ____________________

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 3, 2004
                              ____________________

                                 HOT TOPIC, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

        CALIFORNIA                   0-28784                   77-0198182
        ----------                   -------                   ----------
     (State or other        (Commission File Number)        (I.R.S. Employer
     jurisdiction of                                       Identification No.)
      incorporation)

              18305 E. SAN JOSE AVENUE
            CITY OF INDUSTRY, CALIFORNIA                          91748
            ----------------------------                          -----
      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (626) 839-4681

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02         RESULTS OF OPERATION AND FINANCIAL CONDITION.

Attached hereto as Exhibit 99.1 is a copy of a press release that Hot Topic, Inc. issued on November 3, 2004 reporting, among other things, its sales for the third quarter of fiscal 2004 (quarter ended October 30, 2004).

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS.

99.1              PRESS RELEASE OF HOT TOPIC, INC., DATED NOVEMBER 3, 2004.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HOT TOPIC, INC.

                                          By: /s/ JAMES MCGINTY
                                              ----------------------------------
                                              James McGinty
                                              CHIEF FINANCIAL OFFICER

Date: November 3, 2004


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                                INDEX TO EXHIBITS

99.1     PRESS RELEASE OF HOT TOPIC, INC., DATED NOVEMBER 3, 2004.